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NYSE
NYSE

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Florida East Coast
INDUSTRIES

Florida East Coast Industries, Inc. First Quarter 2007 Earnings Review May 9, 2007 Exhibit 99.1

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Florida East Coast RAILWAY

FLAGLER

Florida East Coast INDUSTRIES

Florida East Coast Industries
A Florida Railroad and Real Estate Company
Regional freight railroad that
operates 351 miles of main line
track with the most direct route
from Jacksonville to Miami and
provides intermodal drayage
services in the Southeast U.S.
Real estate development company
that develops, constructs, owns,
manages, leases, acquires and sells
commercial and industrial properties
located in Florida, primarily
Jacksonville, Orlando, Lakeland,
Sunrise and Miami
RAILROAD REAL ESTATE
Flagler Development
Group
(“FLAGLER”)
•
Listed on NYSE: FLA
•
Market Capitalization $2.1B
(as of 3/31/07)
•
Shares Outstanding: 35.9M
(as of 3/31/07)
• Annual Dividend: $0.28
Company Snapshot
Florida East Coast
Railway, L.L.C.
(“FECR”)

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Florida East Coast
INDUSTRIES

Florida East Coast Industries, Inc.
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-
looking statements include the Company's present expectations or beliefs concerning future events. These statements may be identified by the use of words like "plan," "expect," "aim," "believe," "project,"
"anticipate," "intend," "estimate," "may," "will," "should," "could," and other expressions that indicate future events and trends. Such forward-looking statements may include, without limitation, statements that the
Company does not expect that lawsuits, environmental costs, commitments, including future contractual obligations, contingent liabilities, financing availability, labor negotiations or other matters will have a material adverse effect on its consolidated financial condition. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements.
These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against FECI and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the merger, including the receipt of shareholder approval and regulatory approvals; (4) the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the merger; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (6) the ability to recognize the benefits of the merger; (7) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (8) the impact of the substantial indebtedness incurred to finance the consummation of the merger; and other risks that are set forth in FECI’s SEC filings. Also, forward-looking statements may include statements concerning future capital needs and sources of such capital funding, statements concerning future intentions with respect to the payment of dividends, execution of a share repurchase program, and other potential capital distributions, number of shares to be repurchased, availability of cash to fund the stock repurchase, ability to reinvest (tax-deferred) sales proceeds into qualifying
§1031
properties, future level of traffic volumes, future growth
potential of the Company's lines of business, performance of the Company's product offerings, intention to entitle and develop real estate, ability to complete planned acquisitions, ability of each party to an announced transaction to satisfy the closing conditions in the agreement, expected completion dates, issuance of contingent consideration, completion of existing and future projects, statements regarding accessibility, visibility, expansion opportunities, ability to complete transactions within specified time frame; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; costs and availability of land and construction materials; the intentions to close the construction and demolition debris (C&D) facility at Beacon Countyline at the current estimated cost, the resolution of litigation involving minin
g in South Florida and other similar expressions concerning matters that are not historical facts, and projections relating to the Company's financial results. The Company cautions that such forward-
looking statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-
looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic conditions and the residential real estate market in the state of Florida as well as the southeast US and the
Caribbean as they relate to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in customers'
business cycles; ability to pass through fuel surcharges to customers; a slow down in construction activities in Florida, including the residential market; the impact of interim or final orders related to mining activities in South Florida issued by courts or regulatory agencies including the United States District Court and the US Army Corps of Engineers on the Company's rail volumes; industry competition;
consolidation within industries of the Company's customers; ongoing challenges in the US domestic auto makers ability to be competitive; possible future changes in the Company's structure, lines of business, business and investment strategies, and related implementation; legislative or regulatory changes; technological changes; volatility of fuel prices (including volatility caused by military actions); the Railway's ability to purchase low sulfur diesel fuel; changes in levels of preventive and capital maintenance, asset replacement and depreciation rates resulting from assumptions in the Railway right-of-
way and equipment life studies; changes in the ability of the Company to complete its financing plans, changes in interest rates, the settlement of future contractual obligations as estimated in time and amount
(customary to the Company's historical cost structure) including labor negotiations and recoveries from damage claims in a satisfactory way; changes in insurance markets, including availability of windstorm coverage, increases in insurance premiums and deductibles; the availability and costs of attracting and retaining qualified independent third party contractors; timing and amount of issuance of contingent consideration; liability for environmental remediation and changes in environmental laws and regulations; the ultimate outcome of environmental investigations or proceedings and other types of claims and litigation, natural events such as weather conditions, hurricanes, floods, earthquakes and forest fires; discretionary government decisions affecting the use of land and delays resulting from weather conditions and other natural occurrences, like hurricanes, that may affect construction or cause damage to assets; the ability of buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of one or all parties to meet requirements, terms and conditions for closing; ability to complete transactions within a specified time frame; costs and availability of land and construction materials; buyers' inability or unwillingness to close transactions, particularly where buyers only forfeit deposits upon failure to close; the ability of the Company to close the Beacon Countyline C&D facility at the current estimated costs; the ability to accomplish certain zoning changes or other land use changes by the Company or others; the Company's future taxable income and other factors that may affect the availability and timing of utilization of the Company's deferred tax assets; uncertainties, changes or litigation related to tax laws, regulations; and other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the
Company’s
filings
with the Securities and Exchange Commission, including the
Company’s
most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

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Florida East Coast
INDUSTRIES

4 Adolfo Henriques Chairman, President & CEO FLORIDA EAST COAST INDUSTRIES, INC.

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Florida East Coast
INDUSTRIES

•
Yesterday, FECI announced it had entered into a definitive merger agreement with certain private equity funds managed by affiliates of Fortress Investment Group, LLC under which Fortress will
acquire FECI
FECI will pay a special dividend in the amount of $21.50 in
cash
In the merger FECI shareholders will receive $62.50 in cash
for each share of common stock they hold, a total of $84.00
in cash
•
Transaction is subject to customary closing conditions,  including receipt of regulatory approvals and majority shareholder approval
•
Transaction expected to close during third quarter 2007
Company Update

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Florida East Coast INDUSTRIES

6 Daniel H. Popky Chief Financial Officer FINANCIAL REVIEW

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FLAGLER CENTER
A FLAGLER PROPERTY

Florida East Coast
INDUSTRIES

7 FLAGLER DEVELOPMENT GROUP Flagler Center, Jacksonville

First Quarter Overview
First Quarter 2007 - Real Estate
• Realty rental revenues increased 18% to $26.9 million
• Realty rental operating profit increased 18% to $8.5 million
• Realty rental operating profit before depreciation & amortization increased $2.1 million, or 14%, to $16.5 million
• Overall occupancy increased to 97%; Same Store occupancy stable at
96%
• Realty Services continues to enhance revenues and profits

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Q1
2006
Operating
Properties
Q1
2007
First Quarter - in Millions
Flagler Rental & Services Revenue Growth
$46.6
+98.3%
$4.0
$23.5
Realty
Services (1)
$19.1
(1) Includes construction, brokerage, property management and development revenues

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Florida East Coast
INDUSTRIES

10 Q1 2006 New in ’05/’06/’07 Q1 2007 First Quarter - in Millions Flagler Realty Rental Revenue Growth $26.9 +17.6% $2.4 $22.9 Same Store $1.6

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Florida East Coast
INDUSTRIES

Q1
2006
Same
Store
New in
’05/’06/’07
Q1
2007
First Quarter - in Millions
$16.5
+14.0%
$1.6
$0.5
$14.4
Flagler Realty Rental Operating Profit Before
Depreciation & Amortization* Growth
* See page 24 for reconciliation of non-GAAP measures.

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Florida East Coast
INDUSTRIES

Realty Segment Operating Profit
$16.8 $6.0 Realty Operating Profit
(4.9) (8.1)
(1)
Land and Overhead
0.5 0.5 Railway Realty Rental
13.8 0.4 Realty Sales
0.2 4.7 Realty Services
$7.2 $8.5 Realty Rental
Operating Profit:
2006 2007
Quarter Ended
March 31
First Quarter - in Millions
(1) Includes $1.5 million of restricted stock amortization and $0.5 million of intangibles amortization related to the Codina acquisition.

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Florida East Coast
INDUSTRIES

Full Year – In Millions
2007 Flagler Outlook
Realty Rental
Revenues
Realty Rental Operating Profit
before Depreciation &
Amortization*
(1) Excludes Hurricane recoveries, net of expenses, of $1.8 million in 2006
* See page 24 for reconciliation of non-GAAP measures
8 - 18%
$97.4 $105-$115
Realty Rental
Operating Profit
7 -14%
$65-$69
$60.7 (1)
$30.6 $32-$35
2006 2007
2006 2007 2006
2007
(1)

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Florida East Coast
INDUSTRIES

Flagler Capital Investments
* Excludes land acquisitions
$27.0
$75.0
$80.0
$132.7
$90-$115
(in millions)
$118.6
0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
2002 2003 2004 2005 2006 2007
Forecast*
Existing Operating Properties Infrastructure
Investments in Joint Ventures Acquisition
New Building Construction

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mōdis
100
Florida East Coast

Florida East Coast
INDUSTRIES

15 FLORIDA EAST COAST RAILWAY

First Quarter Overview
First Quarter 2007 – Railway
• Revenues decreased 11% to $59.8 million from $67.1 million
• Operating profit decreased $4.4 million to $14.4 million
• Continued softness in housing and automobile markets impacted
Carload volumes
• Cost cutting initiatives implemented

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Florida East Coast
INDUSTRIES

17 Railway Revenue $67.1 $59.8 ($6.0) ($1.0) ($0.3) Q1 2006 Carload Intermodal All Other Q1 2007 First Quarter - in Millions - 16.3% - 1.2% - 46.6% -10.8%

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Florida East Coast INDUSTRIES

18 $59.8 ($0.3) $2.4 ($8.4) ($1.0) $67.1 Railway Revenue Detail Q1 2006 Volume Rate & Mix Fuel Recovery Q1 2007 First Quarter - in Millions -12.5% +3.6% -0.5% -10.8% Ancillary -1.4%

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Florida East Coast
INDUSTRIES

$18.8
$14.4
$24.3
$20.1
2006 2007 2006 2007
Railway Profit
Operating
Profit
Operating Profit
before Depreciation*
* See page 24 for reconciliation of non-GAAP measures
23.7%
17.6%
First Quarter – In Millions

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Florida East Coast INDUSTRIES

2006 2007
2007 Railway Outlook
Revenues
Operating Profit
(1) Excludes Hurricane recoveries, net of expenses, of $5.3 million
Full Year – In Millions
Flat - 6%
2% Decrease to 4% Increase
2006 2007
$264.1
$265-$280
$73.1
(1)
$72-$76

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Florida East Coast
INDUSTRIES

0
10
20
30
40
50
2002 2003 2004 2005 2006 2007
Outlook
$30
$27
$30
$39(1)
$42-$47
Maintenance capital
Productivity & growth capital
*
(in millions)
$45
Railway Capital Expenditures
*Before the purchase of any strategic land parcels to be used for industrial development
(1)Productivity and growth capital includes $5.1 million of land purchased for future development

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Florida East Coast INDUSTRIES

Condensed Consolidated Statements
of Cash Flows
0.5 Proceeds from exercise of options
-
0.1
Other
-
0.4
Investment by minority interest
- (1.7) Investments in joint ventures
$107.9 $ 4.0
Cash and cash equivalents at end of period
76.0
5.1
Cash and cash equivalents at beginning of period
31.9 (1.1) Net (decrease) increase in cash and cash equivalents
3.4 20.2 Net cash provided by financing activities
-
(0.4)
Other
(2.0) (2.5) Payment of dividends
(1.3) 22.2 Changes in long-term debt
Cash flows from financing activities
3.2
(46.2)
Net cash (used in) provided by  investing activities
45.1 0.5 Proceeds from disposition of assets
(41.9) (45.1)
Purchases of properties
Cash flows from investing activities
$ 25.3 $24.9
Net cash generated by operating activities
2006 2007
(in millions)
Quarter Ended
March 31
6.7

Looking Forward.
• Florida economy remains strong
• Strategic position provides strong competitive
advantage
• Railway management team focused on quickly
adapting to customers’ shifting needs
• Real estate team focused on capturing demand and
maximizing property values through entitlement
process

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Florida East Coast
INDUSTRIES

Reconciliation of Non-GAAP
to GAAP Measures
$62.6
30.1
$32.5
$100.9
22.4
$78.5
2006
$14.5
7.3
7.2
$24.3
5.5
$18.8
Q106
$16.5
8.0
8.5
$20.1
5.7
$14.4
Q107
$85.5 $67.5 $62.6
Railway Segment’s
operating profit before
depreciation
$65-$69 $55.8 $44.8 $40.1
Realty rental properties’
operating profit before
D&A expense
33-34 28.2 $23.1 22.3
Rental properties’ D&A
expenses
$32-35 $27.6 $21.7 $17.8
Flagler’s realty rental
properties’ operating profit
$72-76
Outlook
2007
21.8
$63.7
2005
Railway Segment’s –
depreciation expense
Railway Segment’s
operating profit
(in millions)
19.6
$43.0
2003
20.2
$47.3
2004

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Florida East Coast
INDUSTRIES

Important Additional Information Will be Filed with the SEC
Florida East Coast Industries plans to file with the SEC a proxy statement in connection with the transaction with
Fortress. FECI shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about FECI, Fortress and the proposed transaction. The final proxy statement will be mailed to shareholders of FECI. In addition to the documents described above, FECI files annual, quarterly and current reports, proxy statements and other information with the SEC. The proxy statement and other relevant materials (when they become available), and any other documents filed with the SEC by FECI, are available without charge at the SEC's website at http://www.sec.gov, or at FECI’s website at
http://www.feci.com.
Participants in Solicitation
Neither Florida East Coast Industries nor Fortress is currently engaged in a solicitation of proxies from the shareholders of FECI in connection with the proposed transaction. If a proxy solicitation commences, FECI, Fortress and their respective directors and officers and other members of management may be deemed to be participants in such solicitation. Information regarding FECI directors and executive officers is available in its Annual Report on
Form 10-K for the year ended December 31, 2006, and its proxy statement, dated April 25, 2007, for its 2007 annual meeting of shareholders, which are filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents to be filed with the SEC in connection with the proposed transaction.

Florida East Coast Industries, Inc. First Quarter 2007 Earnings Review May 9, 2007